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                                                                    EXHIBIT 10.6


JENS DALSGAARD
171 Del Oro Lagoon
Novato, CA  94949

THE ANTHONY D. AND LESLIE T. ALTAVILLA REVOCABLE TRUST
Anthony D. and Leslie T. Altavilla, Trustees
102 Neider Lane
Mill Valley, CA  94941

JEFF LAMBERSON
330 San Carlos Way
Novato, CA  94949


Dated as of October 19, 2001


HYPERTENSION DIAGNOSTICS, INC.
2915 Waters Road, Suite 108
Eagan, MN  55121-1562

Ladies and Gentlemen:

         This letter is being delivered to the Company in connection with the Consulting Agreement dated July 9, 2001 (the "Consulting Agreement") between Hypertension Diagnostics, Inc., a Minnesota corporation (the "Company") and Redwood Consultants, LLC, a California limited liability company and relating to the registration of 500,000 shares of the Company's Common Stock issued or issuable pursuant to the Consulting Agreement pursuant to a proposed Registration Statement on Form S-3 (the "Registration Statement").

         In order to induce the Company to file the Registration Statement, the undersigned agree that, without the Company's prior express written consent, the undersigned will not offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of, or arrange for the contingent disposition of the Lock-Up Shares, whether registered or unregistered pursuant to the Securities Act of 1933, for the period of one (1) year from the date of the Consulting Agreement.

         "Lock-Up Shares" shall mean, of the aggregate of 200,000 shares of Common Stock issued upon execution of the Consulting Agreement to the undersigned, 100,000 shares of the Company's Common Stock, consisting of 35,000 shares issued to The Anthony D. and Leslie T. Altavilla Revocable Trust, UTA 03/06/2001 and 35,000 shares issued to Jens Dalsgaard, and 30,000 shares issued to Jeff Lamberson.



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         This Agreement is made as of the date written above.


                                       THE ANTHONY D. AND LESLIE T.
                                       ALTAVILLA REVOCABLE TRUST,
                                       UTA 03/06/2001


                                       /s/ Anthony D. Altavilla, Trustee
                                       -----------------------------------------
                                       Anthony D. Altavilla, Trustee


                                       /s/ Leslie T. Altavilla, Trustee
                                       -----------------------------------------
                                       Leslie T. Altavilla, Trustee


                                       /s/ Jens Dalsgaard
                                       -----------------------------------------
                                       Jens Dalsgaard


                                       /s/ Jeff Lamberson
                                       -----------------------------------------
                                       Jeff Lamberson